UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  July 29, 2004
                                            -------------

                             BTU INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         DELAWARE                   0-17297                    04-2781248
----------------------------      -----------              ------------------
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation             File Number)             Identification No.)


   23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS         01862
   --------------------------------------------       ---------
     (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (978) 667-4111
                                                   --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)








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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


(C)      The following exhibits are being furnished herewith:

99.1     News release, dated July 29, 2004, of BTU International, Inc.




ITEM 12. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

On July 29, 2004 BTU International Inc. issued a news release to report its financial results for the quarter ended July 4, 2004. The release is furnished as Exhibit 99.1 hereto. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BTU INTERNATIONAL, INC.
                                            (Registrant)

Date: July 29, 2004                    By: /s/ Thomas P. Kealy
                                           -------------------
                                       Thomas P. Kealy
                                       Vice President, Corporate Controller and
                                       Chief Accounting Officer (principal
                                       financial and accounting officer)

                                  EXHIBIT INDEX
                                  -------------


       EXHIBIT
       NUMBER            DESCRIPTION OF EXHIBIT
       -------           ----------------------

       99.1              News release, dated July 29, 2004, of BTU
                         International, Inc.